Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 15 — Income Taxes

The Company’s income before provision for income taxes was generated from the U.S. and non-U.S. operations as follows (in millions):

	Years Ended December 31,
	2013	2012	2011
Income before income taxes:
U.S.	$637.2	$730.6	$731.4
Non-U.S.	(1,275.6)	(485.5)	(275.4)

Income before income taxes	$(638.4)	$245.1	$456.0

The Company’s provision for income taxes consisted of the following (in millions):

	Years Ended December 31,
	2013	2012	2011
Current provision:
U.S. federal	$318.1	$328.5	$301.2
U.S. state	9.0	18.0	10.8
Non-U.S.	60.6	21.3	11.8

Total current provision	387.7	367.8	323.8

Deferred (benefit) provision:
U.S. federal	(101.7)	(75.5)	(53.2)
U.S. state	1.2	5.6	(3.9)
Non-U.S.	(174.5)	(151.1)	(69.8)

Total deferred (benefit) provision	(275.0)	(221.0)	(126.9)

Total provision for income taxes	$112.7	$146.8	$196.9

The exercise of certain stock options resulted in a tax benefit and has been reflected as a reduction of income taxes payable and an increase to additional paid-in capital. Such benefits recorded were $69.0 million, $13.7 million and $14.6 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The reconciliation between the statutory Irish income tax rate and the Company’s effective income tax rate was as follows:

Year Ended December 31,
2013
Income tax at the Irish federal statutory rate	12.5%
Taxes on earnings subject to the US federal and state tax rates	(37.7)%
Taxes on earnings subject to rates different than the Irish statutory rate	13.5%
Intangible amortization	8.4%
Loss on currency hedge	0.0%
Impact of acquisitions and reorganizations	0.8%
Impairments	(13.2)%
Tax audit outcomes	(1.1)%
Non-deductible expenses	(3.5)%
R&D credits and U.S. manufacturing deduction	5.7%
Rate changes	(0.3)%
Valuation allowance	(0.6)%
Other	(2.2)%

Effective income tax rate	(17.7)%

Reconciliations between the statutory U.S. federal income tax rate and the Company’s effective income tax rate were as follows:

	Years Ended December 31,
	2012	2011
U.S. federal income tax at statutory rates	35.0%	35.0%
U.S. state income taxes, net of U.S. federal benefit	5.5%	2.4%
Non-U.S. rate differential	(3.7)%	1.9%
Non-U.S. intangible amortization	18.7%	6.1%
Loss on non-U.S. currency hedge	10.1%	—%
Impact of acquisitions and reorganizations	(15.0)%	—%
Non-U.S. impairments	8.4%	0.6%
Tax audit outcomes	(7.0)%	(1.4)%
Non-deductible expenses	8.6%	2.7%
R&D credits and U.S. manufacturing deduction	(4.5)%	(3.7)%
Rate changes	2.8%	(1.2)%
Valuation allowance	(1.6)%	1.4%
Other	2.6%	(0.6)%

Effective income tax rate	59.9%	43.2%

For the year ended December 31, 2013, the impact of acquisitions and reorganizations above includes a tax benefit for a capital loss.

In December 2009, the Commonwealth of Puerto Rico Department of Economic Development and Commerce granted a tax ruling to the Company on behalf of its Puerto Rican subsidiary for industrial development income derived from its manufacturing, servicing and licensing activities subject to a reduced 2% income tax rate. Continued qualification for the tax ruling is subject to certain requirements. The tax ruling is effective through 2024.

Deferred tax assets and liabilities are measured based on the difference between the financial statement and tax basis of assets and liabilities at the applicable tax rates. The significant components of the Company’s net deferred tax assets (liabilities) consisted of the following (in millions):

	December 31,
	2013	2012
Benefits from net operating and capital losses and tax credit carryforwards	$1,121.2	$248.1
Differences in financial statement and tax accounting for:
Inventories, receivables and accruals	473.7	397.7
Deferred revenue	16.7	(0.1)
Share-based compensation	33.1	24.0
Other	47.2	51.2

Total deferred tax asset, gross	1,691.9	720.9
Less: Valuation allowance	(900.7)	(103.0)

Total deferred tax asset, net	$791.2	$617.9

Differences in financial statement and tax accounting for:
Property, equipment and intangible assets	(961.8)	(923.9)
Basis difference in debt	(281.7)	(265.6)
Deferred interest expense	(69.1)	(76.3)

Total deferred tax liabilities	$(1,312.6)	$(1,265.8)

Total deferred taxes	$(521.4)	$(647.9)

The total net deferred tax liability increased by $123.1 million due to current year acquisitions. For the year ended December 31, 2012, the deferred taxes reported on the consolidated balance sheet include $6.4 million related to long-term taxes receivable.

The Company had the following carryforward tax attributes at December 31, 2013:

•	$2,162.9 million U.S. capital loss which will expire in 2018

•	$47.8 million U.S. state tax net operating losses (“NOL”) which begin to expire in 2014;

•	$940.2 million non-U.S. tax NOLs which begin to expire in 2014; and $474.2 million non-U.S. tax NOLs which are not subject to expiration.

•	$26.0 million of tax credits in non-U.S. jurisdictions which begin to expire in 2014 and $69.4 million of tax credits in non-U.S. jurisdictions which are not subject to expiration.

A valuation allowance has been established due to the uncertainty of realizing a capital loss carryforward ($757.0 million), certain net operating losses ($106.8 million), some non-U.S. deferred tax assets ($32.3 million) and deferred tax assets relating to some impaired investments ($4.6 million).

Deferred income taxes have not been provided on the undistributed earnings of certain of the Company’s non-Irish subsidiaries of approximately $1,258.4 million as of December 31, 2013, as these amounts are intended to be indefinitely reinvested in non-Irish operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation. In making this assertion, the Company evaluates, among other factors, the profitability of its Irish and non-Irish operations and the need for cash within and outside Ireland, including cash requirements for capital improvement, acquisitions and market expansion. Additionally, the Company has accrued withholding taxes of approximately $6.9 million for certain pre-acquisition earnings for some acquired subsidiaries. The Company expects that future earnings in these subsidiaries will be indefinitely reinvested.

Accounting for Uncertainty in Income Taxes

At December 31, 2013, 2012 and 2011, the liability for income tax associated with uncertain tax positions was $232.8 million, $103.7 million and $71.2 million, respectively. As of December 31, 2013, the Company estimates that this liability would be reduced by $58.4 million from offsetting tax benefits associated with the correlative effects of state income taxes and net operating losses with valuation allowances. The net amount of $174.4 million, if recognized, would favorably affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	December 31,
	2013	2012	2011
Balance at the beginning of the year	$103.7	$71.2	$68.0
Increases for current year tax positions	54.3	4.3	8.5
Increases for prior year tax positions	53.0	6.7	11.0
Increases due to acquisitions	85.9	41.9	—
Decreases for prior year tax positions	(17.8)	(10.4)	(14.9)
Settlements	(42.7)	(9.3)	(1.2)
Lapse of applicable statue of limitations	(5.3)	(1.3)	(0.2)
Foreign Exchange	1.7	0.6	—

Balance at the end of the year	$232.8	$103.7	$71.2

The Company’s continuing practice is to recognize interest and penalties related to uncertain tax positions in tax expense. During the years ended December 31, 2013, 2012 and 2011, the company recognized approximately $2.1 million, $1.3 million and $2.2 million in interest and penalties, respectively. At December 31, 2013, 2012 and 2011 the Company had accrued $9.9 million (net of tax benefit of $4.3 million), $9.5 million (net of tax benefit of $4.4 million) and $4.2 million (net of tax benefit of $2.6 million) of interest and penalties related to uncertain tax positions, respectively. Although the company cannot determine the impact with certainty, it is reasonably possible that the unrecognized tax benefits may change by up to $11.0 million within the next twelve months.

The Company conducts business globally and, as a result, it files federal, state and foreign tax returns. The Company strives to resolve open matters with each tax authority at the examination level and could reach agreement with a tax authority at any time. While the Company has accrued for amounts it believes are the probable outcomes, the final outcome with a tax authority may result in a tax liability that is more or less than that reflected in the condensed consolidated financial statements. Furthermore, the Company may later decide to challenge any assessments, if made, and may exercise its right to appeal. The uncertain tax positions are reviewed quarterly and adjusted as events occur that affect potential liabilities for additional taxes, such as lapsing of applicable statutes of limitations, proposed assessments by tax authorities, negotiations between tax authorities, identification of new issues and issuance of new legislation, regulations or case law. Management believes that adequate amounts of tax and related penalty and interest have been provided for any adjustments that may result from these uncertain tax positions.

With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2008. In the first quarter of 2013, the Company resolved the 2007-2009 examination for Arrow’s U.S. business, resulting in a reduction of the uncertain tax positions by $3.9 million with no impact on the effective tax rate. For the Company’s 2008-2009 tax years, the IRS has agreed on all issues except the timing of the deductibility of certain litigation costs. The IRS is examining the 2009-2011 tax returns for Actavis’ pre-acquisition U.S. business. Additionally, the IRS has begun the examination of the Company’s 2010-2011 tax years in the second quarter of 2013.

The Company’s acquired Warner Chilcott U.S. business is currently under audit by the IRS for the 2008-2009 tax years. Although the Company believes that this audit is near completion, the IRS is still assessing whether there may be proposed adjustments. Further, the IRS has indicated that it will commence an audit of the 2010-2011 tax years upon completion of the audit of the 2008-2009 tax years, both of which the IRS expects will occur in 2014. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company has accrued for amounts it believes are the likely outcomes at this time.

The Warner Chilcott U.S. operating entities entered into an Advanced Pricing Agreement (“APA”) with the IRS that specifies the agreed upon terms under which the Warner Chilcott U.S. entities are compensated for distribution and service transactions between the Warner Chilcott U.S. entities and the Warner Chilcott non-U.S. entities, effective for 2011 through 2017. On December 17, 2013, Warner Chilcott UK Limited signed an APA with the United Kingdom tax authorities that specifies the agreed upon terms under which Warner Chilcott UK Limited is compensated for the purchase of certain finished pharmaceutical products by Warner Chilcott U.K. from various Warner Chilcott non-U.K. entities related to the distribution of these products in the U.K. for calendar years 2013 through 2017 with a rollback covering 2010 through 2012. These APAs provide the Company with greater certainty with respect to the mix of its pretax income in certain of the tax jurisdictions in which the Company operates and is applicable to the Company’s Warner Chilcott U.S. and U.K. operations. The Company believes that its transfer pricing arrangements comply with existing U.S. and non-U.S. tax rules.